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                                                               EXHIBIT 23.2(2)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated May 5, 1998 on the December 31, 1997 MedSource, Inc. financial statements included in NCO Group, Inc.'s Form 8-K filed on May 4, 1998 and to all references to our Firm included in this Registration Statement on Form S-4.




                                         ARTHUR ANDERSEN LLP



Philadelphia, Pa.,
July 14, 1999